                                                                    EXHIBIT 99.1



                              LETTER OF TRANSMITTAL
                                    TO TENDER
             UNREGISTERED 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                                AZTAR CORPORATION
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED __________, 1999

--------------------------------------------------------------------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         U.S. BANK NATIONAL ASSOCIATION

                                   DELIVER TO:

                         U.S. Bank National Association
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                    Attention: Specialized Finance Department



                                  By Facsimile:
                          (Eligible Institutions Only)

                                 (651) 244-1537
                           Reference:Aztar Corporation


                               For Information or
                           Confirmation by Telephone:

                                 (651) 244-5011


    ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND OR BY OVERNIGHT DELIVERY SERVICE.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         IF YOU WISH TO EXCHANGE UNREGISTERED 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007 (THE "OLD NOTES"), FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007 (THE "NEW NOTES"), PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED.

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                      COMPLETING THIS LETTER OF TRANSMITTAL

         This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the "Exchange Agent") at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus (as defined).

         Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                        DESCRIPTION OF TENDERED OLD NOTES

----------------------------------------------------------------------------------------------------------------------
                                                                                                       AGGREGATE
               NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                    CERTIFICATE      PRINCIPAL AMOUNT
       AS IT APPEARS ON THE 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007               NUMBER(S)         OF OLD NOTES
                          (PLEASE FILL IN, IF BLANK)                              OF OLD NOTES          TENDERED
----------------------------------------------------------------------------------------------------------------------
                                                                                --------------------------------------

                                                                                --------------------------------------

                                                                                --------------------------------------

                                                                                --------------------------------------
                                                                                TOTAL PRINCIPAL
                                                                                AMOUNT OF OLD
                                                                                NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution____________________________________________

       Account Number___________________________________________________________

       Transaction Code Number__________________________________________________

[ ] CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)_____________________________________________

       Window Ticket Number (if any)____________________________________________

       Date of Execution of Notice of Guaranteed Delivery_______________________

       Name of Institution which Guaranteed Delivery____________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

       Name of Tendering Institution____________________________________________

       Account Number___________________________________________________________

       Transaction Code Number__________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:____________________________________________________________________

       Address:_________________________________________________________________

LADIES AND GENTLEMEN:

         1. The undersigned hereby tenders to Aztar Corporation, a Delaware corporation (the "Company"), the Old Notes, described above pursuant to the Company's offer of $1,000 principal amount of the New Notes, in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus dated ________, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

         3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

              (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

              (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

              (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes;

              (iv) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters;

               (v) the undersigned understands that a secondary resale transaction described in clause (vi) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

               (vi) neither the holder nor any such other person is an
                    "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         5. The undersigned may, if and only if unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Notes registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of May 3, 1999, between the Company and Goldman Sachs & Co., NationsBanc Montgomery Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., Wasserstein Perella Securities, Inc., SG Cowen Securities Corporation, and PNC Capital Markets, Inc., as initial purchasers, in the form filed as an exhibit to the registration statement of which the Prospectus is a part. Such election may be made by checking the box under "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of transfer restricted securities participating in a shelf registration, (i) to indemnify and hold harmless the Company and all other holders of transfer restricted securities against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon an untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Old Notes or the Prospectus or in any amendment thereof or supplement thereto or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned expressly for use therein and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Exchange and Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Exchange and Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Exchange and Registration Rights Agreement.

         6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Notes will be issued in the name of the undersigned.

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 1)

         To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

  Mail  [ ]        Issue  [ ]        (check appropriate boxes) certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address:________________________________________________________________________
                              (INCLUDING ZIP CODE)

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS
                                  (See Item 5)

        To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the Shelf Registration described in the Exchange and Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Exchange and Registration Rights Agreement and summarized in Item 5 above.

        [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Exchange and Registration Rights Agreement and
(iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Exchange and Registration Rights Agreement and summarized in Item 5 above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    SIGNATURE

        To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X_______________________________________________________________________________

X_______________________________________________________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE


Dated:__________________________________________________________________________

Names(s):_______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone

No.: ____________________________________________________________

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        Certain Signatures Must be Guaranteed by an Eligible Institution

________________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)


________________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)


________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)


________________________________________________________________________________
                                 (PRINTED NAME)

________________________________________________________________________________
                                     (TITLE)


Dated:__________________________________________________________________________

--------------------------------------------------------------------------------

                     PLEASE READ THE FOLLOWING INSTRUCTIONS,
                 WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule l7Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

        Holders who tender their Old Notes using DTC "ATOP" procedures do not need to submit a written Letter of Transmittal to the Exchange Agent.

     THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR ANY OF THE GUARANTORS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         4. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not he deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER

             UNREGISTERED 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                                AZTAR CORPORATION
     PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED ____________, 1999

         As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 8 7/8% Senior Subordinated Notes due 2007 (the "Old Notes") of Aztar Corporation, a Delaware corporation (the "Company"), are not immediately available, (ii) time will not permit a holder's Old Notes or other required documents to reach U.S. Bank National Association (the "Exchange Agent") on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

--------------------------------------------------------------------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                         U.S. NATIONAL BANK ASSOCIATION


                                  DELIVER TO:
                         U.S. Bank National Association
                              180 East Fifth Street
                            St. Paul, Minnesota 55101
                    Attention: Specialized Finance Department



                                  BY FACSIMILE:
                          (ELIGIBLE INSTITUTIONS ONLY)

                                 (651) 244-1537
                           REFERENCE:AZTAR CORPORATION


                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:

                                 (651) 244-5011

    Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF
 THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated ____________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

--------------------------------------------------------------------------------

     Name(s) of Registered Holder(s):___________________________________________
     Aggregate Principal
     Amount Tendered: $_________________________________________________________
     Certificate No.(s)
     (if available):____________________________________________________________
     (Total Principal Amount Represented by
     Old Notes Certificate(s)):_________________________________________________

     $__________________________________________________________________________
     If Old Notes will be tendered by book-entry transfer, provide the following information;

     DTC Account Number:________________________________________________________

     Date:______________________________________________________________________

     *   Must be in denominations of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

     X__________________________________     ___________________________________

     X__________________________________     ___________________________________
           Signature(s) or Owner(s)                         Date
           or Authorized Signatory

     Area Code and Telephone Number:____________________________________________

         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

     Name(s):___________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Capacity:__________________________________________________________________

     Address(es):_______________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

--------------------------------------------------------------------------------

                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

--------------------------------------------------------------------------------

      ___________________________________    ___________________________________
                Name of Firm                         Authorized Signature

      ___________________________________    ___________________________________
                  Address                                  Title

      ___________________________________    ___________________________________
                  Zip Code                          (Please Type or Print)

     Area Code and Telephone                 Dated:_____________________________
     No. ________________________________

--------------------------------------------------------------------------------

NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.

                LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS
                         REGARDING THE OFFER TO EXCHANGE
   $235,000,000 PRINCIPAL AMOUNT OF 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                       FOR ANY AND ALL OF THE OUTSTANDING
   $235,000,000 PRINCIPAL AMOUNT OF 8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                                AZTAR CORPORATION

To Registered Holders and The Depository Trust Company Participants:

         We are enclosing herewith the materials listed below relating to the offer by Aztar Corporation (the "Company") to exchange the Company's new
8 7/8% Senior Subordinated Notes due 2007 (the "New Notes"), pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 8 7/8% Senior Subordinated Notes due 2007 (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated ____________, 1999, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

         Enclosed herewith are copies of the following documents:

                  1.       Prospectus dated ___________, 1999;

                  2.       Letter of Transmittal;

                  3.       Notice of Guaranteed Delivery;

                  4. Instruction to Registered Holder or DTC Participant from Beneficial Owner; and

                  5. Letter which may be sent to your clients for whose account you hold definitive registered notes or book-entry interests representing Old Notes in your name or in the name of your nominee, to accompany the instruction form referred to above, for obtaining such client's instruction with regard to the Exchange Offer.

--------------------------------------------------------------------------------
         WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1999, UNLESS EXTENDED.
--------------------------------------------------------------------------------

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         To participate in the Exchange Offer, a beneficial holder must either
(i) cause to be delivered to U.S. Bank National Association (the "Exchange Agent"), at the address set forth in the Letter of Transmittal, definitive registered notes representing Old Notes in proper form for transfer together with a properly executed Letter of Transmittal or (ii) cause a DTC Participant to tender such holder's Old Notes to the Exchange Agent's account maintained at the Depository Trust Company ("DTC") for the benefit of the Exchange Agent through DTC's Automated Tender Offer Program ("ATOP"), including transmission of a computer-generated message that acknowledges and agrees to be bound by the terms of the Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Exchange Offer, the DTC Participant confirms on behalf of itself and the beneficial owners of tendered Old Notes all provisions of the Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Letter of Transmittal to the Exchange Agent.

         Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that: (i) the New Notes or book-entry interests therein to be acquired by such holder and any beneficial owner(s) of such Old Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of the holder and any Beneficial Owner(s), (ii) the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters,
(iv) the holder and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the holder nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (v) above. If the tendering holder of Old Notes is a broker-dealer (whether or not it is also an "affiliate") or any Beneficial Owner(s) that will receive New Notes for its own or their account pursuant to the Exchange Offer, the tendering holder will represent on behalf of itself and the Beneficial Owner(s) that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities, and acknowledge on its own behalf and on the behalf of such Beneficial Owner(s) that it or they will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such tendering holder will not be deemed to admit that it or any Beneficial Owner is an "underwriter" within the meaning of the Securities Act.

         The enclosed "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form contains an authorization by the beneficial owners of Old Notes for you to make the foregoing representations.

         The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in the section "The Exchange Offer--Transfer Taxes" of the enclosed Prospectus.

         Additional copies of the enclosed material may be obtained from the Exchange Agent.


                                        Very truly yours,



                                        AZTAR CORPORATION


         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

               INSTRUCTION TO REGISTERED HOLDER OR DTC PARTICIPANT
                              FROM BENEFICIAL OWNER
                                       FOR
                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                                AZTAR CORPORATION

         The undersigned hereby acknowledges receipt of the Prospectus dated __________, 1999 (the "Prospectus"), of Aztar Corporation, a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus and the Letter of Transmittal.

         This will instruct you as to the action to be taken by you relating to the Exchange Offer with respect to the 8 7/8% Senior Subordinated Notes due 2007 (the "Old Notes") held by you for the account of the undersigned.

         The principal amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

                         $_________ principal amount of Old Notes.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         [ ] To TENDER the following principal amount of Old Notes held by you for the account of the undersigned (insert amount of Old Notes to be tendered, if any):

                         $_________ principal amount of Old Notes.

         [ ] NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized:

                  (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations that (i) the New Notes or book-entry interests therein to be acquired by the undersigned (the "Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (ii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes,
         (iii) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned understands that a secondary resale transaction described in clause (iii) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or beneficial owner will deliver to the Company a legal opinion confirming its representation made in clause (v) above. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, the undersigned represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned does not and will not be deemed to admit that is and "underwriter" within the meaning of the Securities Act;

                  (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and

                  (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.

--------------------------------------------------------------------------------

                                    SIGN HERE

Name of Beneficial Owner(s):____________________________________________________
Signature(s):___________________________________________________________________
Name(s) (please print):_________________________________________________________
Address:      __________________________________________________________________
              __________________________________________________________________
              __________________________________________________________________
Telephone Number:_______________________________________________________________
Taxpayer Identification or Social Security Number:______________________________ Date:___________________________________________________________________________

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